EX-99.906 CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Registrant: Continental Assurance Company Separate Account (B)

In connection with the Report on Form N-CSR of the above-named Registrant that is accompanied by this certification, the undersigned hereby certifies, to her knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 7, 2006	By:	/s/ LYNNE GUGENHEIM
Lynne Gugenheim
Secretary (Principal Executive Officer)

EX-99.906 CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Registrant: Continental Assurance Company Separate Account (B)

In connection with the Report on Form N-CSR of the above-named Registrant that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 7, 2006	By:	/s/ D. CRAIG MENSE
D. Craig Mense
Executive Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)